                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10481

                 Cohen & Steers Quality Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2003, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(2)(i) Certification, dated as of August 19, 2003, of Robert H. Steers, principal executive officer of the registrant.

(a)(2)(ii) Certification, dated as of August 19, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (1) Certification, dated as of August 19, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (2) Certification, dated as of August 19, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         By: /s/ Robert H. Steers, Chairman

         Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

         Date: August 19, 2003

         By: /s/ Martin Cohen, President, Treasurer and principal financial officer

         Date: August 19, 2003

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

July 23, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2003. The net asset value at that date was $15.28. In addition, during the quarter, three $0.11 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of 20.9%. This compares to the NAREIT Equity REIT Index's(a) total return of 13.1%. For the six months ended June 30, 2003, the fund's total return was 20.8%, compared to NAREIT's 13.9%.

    At long last, nearly every sector of the U.S. financial markets provided exceptional returns in the second quarter. REITs extended their winning streak to over three years, and posted their best quarterly return since the fourth quarter of 1996. In addition, the stock market arose from its three year slump and posted its best performance (15.4% total return for the S&P 500 Index) since the fourth quarter of 1998. Bonds extended what has now been, effectively, a 22-year bull market, with the 30-year Treasury bond registering a total return of 5.4%.

    There was an avalanche of geopolitical and economic news in the past three months, most of it with positive implications. War in Iraq abated while steps toward peace in the Middle East were promising. Congress passed tax cut legislation, with a great deal of benefit going to investors by virtue of lowered levies on dividends and capital gains. Interest rates reached their lowest level in over 50 years, as the Fed's accommodative monetary policy continued unabated. Consumer and business confidence clearly began to rise, and more Americans now own homes than ever before.

    While these positive developments have yet to ignite job creation, capital spending and strong overall economic growth -- with the exception of housing -- we believe that forecasts for accelerated growth in the second half of 2003 and beyond have clearly gained credibility. We believe this renewed optimism has helped the outlook for both real estate and REITs.

    We are very pleased with our performance relative to our benchmarks. The strongest contributors to our out-performance were our overweight in the regional mall sector and our underweight in the apartment, hotel and self storage sectors. Also contributing to our out-performance was our stock selection in the health care, apartment and industrial sectors. Our investment in REIT preferred stocks detracted from our performance, as the total return of these securities, though positive, lagged that of the overall REIT market.

    REITs are operating in an environment that they have never before experienced. In nearly all of the previous cycles that we can remember, when coming out of a recession real estate fundamentals have been dismal, property owners were in distress, and equity and debt capital was unavailable at a reasonable price as investors and lenders shunned the asset class. In this cycle, however, there is virtually no distress on the part of any major property owners. While there is no doubt that real estate fundamentals are weak -- vacancy rates are high and many property-level cash flows have been flat or declining -- fundamentals are more disparate across sectors than we have ever seen coming out of a recession. Most notable is the retail sector where occupancies and rents remain

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

very strong. Instead of capital fleeing the industry, it is now more plentiful than ever and has never carried a lower cost. Investors that have been waiting for an opportunity to acquire assets at bargain prices have been disappointed, as prices have remained firm, or even risen, nearly across the board.

    Consequently, the opportunity set for REITs is entirely different from past history. Instead of an asset pricing opportunity, property owners now have a liability pricing opportunity. Record low interest rates have allowed REITs to refinance existing higher cost debt and boost earnings, just as homeowners and homebuyers have been doing as they finance and refinance their mortgages. In addition, REITs have been able to take advantage of the strong demand for property by selling assets, enabling them to reposition and upgrade the quality of their portfolios, while simultaneously strengthening their balance sheets. For some investors, REITs themselves are the opportunity -- there were four major acquisitions of public REITs in the first half of the year, and we suspect that there will be even more merger and acquisition activity in the second half of the year.

    The strong REIT equity market offered renewed opportunities in the first half of the year. Two initial public offerings were completed in late June, as American Financial Realty and Maguire Properties together raised $1.4 billion in common stock. This compares to just one IPO in 2002 (Heritage Properties), which raised $450 million. Lower interest rates enabled REITs to tap the preferred stock market as $1.7 billion was raised in the first half of 2003, compared to $1.2 billion in the first half of 2002. Much of this capital was used to refinance, at lower rates, preferred issues that reached their call dates. An important source of demand for these securities has been mutual funds specializing strictly in preferred stocks. REITs also issued $6.8 billion of unsecured debt, mostly at historically low interest rates.

    Despite such market conditions, equity issuance was modest in the first half of the year, as was demand for REIT shares. Common equity issuance, at $1.4 billion, was at a historical low and well below last year's $2.1 billion pace at mid-year. Capital flows into real estate mutual funds were $1.6 billion, compared to $2.5 billion in the first half of 2002. Largely due to capital appreciation, real estate mutual fund assets stood at a record $20 billion at mid-year, up from $15 billion just six months ago. Some observers have suggested that REITs were relatively disadvantaged by the recent tax bill's exclusion of REITs from the lowered 15% dividend tax rate for investors, because REITs already don't pay taxes at the corporate level. Nonetheless their substantial dividend yield potential (still superior to nearly all alternatives on an after-tax basis) and growth potential have enabled REITs to remain the investment of choice for many real estate and income-oriented investors.

    Finally, the matter of corporate governance has become one of the most important issues in the financial world. As the nation's leading REIT investor and a very long-term holder of these securities, we view corporate governance as one of our most important responsibilities. While REITs in general tend to score rather well in comparison to other industries, many concerns remain. In the proxy-voting period of 2003, Cohen & Steers voted in opposition to management proposals or directors on 22 separate occasions. Most of these related to poison pills, board classification and independence, and compensation. Our emphasis on corporate governance issues is not new; in 2002 we voted in opposition to management 17 times, and in 2001, 21 times.

INVESTMENT OUTLOOK

    In our opinion, the single most important investment variable today relates to the current interest rate climate and the prospect of a low-return environment for the foreseeable future. We have experienced a secular re-pricing of the cost of money, as the inflation risk premium has effectively been extinguished from the bond

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

market. As short-term interest rates approach zero, investors, savers, retirees, pension funds, foundations and endowments, and a host of financial managers are at a loss to find appropriate means to fulfill both long-term and short-term obligations. For example, a recent survey by Morgan Stanley Research found that nearly 90% of the 292 S&P 500 component companies they surveyed have annual return expectations of 8% or more for their pension fund assets. These obligations simply cannot be satisfied through U.S. Treasury or investment grade corporate debt securities whose coupons are far below this minimum return expectation. The experience of the equity markets over the past several years has served to rein in exposure to the volatility and low current income of stocks in general. Ironically, despite this aversion to the risk of equity markets, there has been a marked shift towards alternative and riskier investments, including high yield bonds, commodities, foreign securities, hedge funds and other vehicles, a trend that, frankly, we have difficulty figuring out.

    In today's market environment, many investors are finding REITs to be a very appealing asset class. Offering the potential for high income, tangible underlying asset value, low correlation to other assets and long-term growth, REITs are becoming increasingly more appreciated by investors. Further, we believe that the prudent use of leverage -- which is plentiful today at a modern record low cost -- by real estate owners and investors has helped real estate prices have remained firm despite weak fundamentals. Moreover, in our view, it explains why REITs are trading closer to some analysts' net asset value estimates than might otherwise be expected.

    The entire notion of net asset value is subject to considerable debate. It is our opinion that many analysts are underestimating REIT NAVs because they are ignoring three important variables. First, the capitalization rate used to value current rental streams and the discount rate used to value future rental streams are at a low point in history, suggesting that higher valuations are warranted. Second is the replacement cost of REIT assets. From Class A downtown office buildings to dominant regional malls, the cost to replace these assets -- assuming that one could at all -- far exceeds most current value estimates of such properties. And third, since we believe we are just beginning new economic and real estate growth cycles, investors should consider the potential for real assets to appreciate as economic conditions improve. With little or no speculative building taking place, except in the apartment sector, it is unlikely that there will be a glut of new space coming on to the market just as demand is increasing. This should necessarily precipitate an increase in occupancy rates, rents and asset values.

    In our view, the key to continued positive returns from REITs is the future course of the U.S. economy. As mentioned, signs of a recovery are beginning to emerge. In light of the massive fiscal and monetary stimulus currently in place, we are confident that in the coming quarters the economy will demonstrate increasing strength.

    With respect to strategy, we are encouraged that our office sector holdings are beginning to produce positive results. In our opinion, we are early in this cycle and are making few changes except with respect to some individual holdings. We believe that regional malls, the stars of the REIT industry over the past three years, are likely to show the strongest earnings growth and therefore remain a slight overweight position. We continue to maintain a well-below market position in the shopping center sector, based on our belief that this sector is currently trading at the greatest premium to net asset value in our universe. Additionally, we remain underweight in the apartment sector, due to low demand created by ongoing incentives for, and the unparalleled attractiveness of, single-family home ownership.

    In light of the continued bull market for bonds, which only seemed to accelerate during the second quarter, some comments regarding our thoughts on REIT preferred stocks are in order. The good news for REITs is that strength in the bond market and demand generated by significant capital entering the market have presented very

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

attractively priced opportunities. Many companies have taken advantage by issuing new preferreds, with proceeds being used to redeem higher-priced existing preferreds and for other corporate purposes. However, these factors have made REIT preferred stocks less attractive. As a result, we marginally reduced our allocation to REIT preferreds during the quarter. Subsequent to quarter-end, we have observed a reversal in the strength of the bond market, and will look to take advantage if REIT preferred pricing adjusts accordingly.

    When any sector performs as well as -- and for as long as -- REITs have, an abundance of skeptics invariably appear, both among industry analysts as well as outside observers. We remain firm in our belief that we are at the beginning of a new cycle and that real estate owners are entering the new cycle in a very strong position. Further, we are not inclined to be market timers because we have not seen any timing strategies that have been consistently successful. We are confident that REITs will continue to play an important role in investors' portfolio needs.

Sincerely,

             MARTIN COHEN                         ROBERT H. STEERS
             MARTIN COHEN                         ROBERT H. STEERS
             President                            Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager


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                Cohen & Steers is online at COHENANDSTEERS.COM

We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

                    So visit us today at COHENANDSTEERS.COM
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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2003 (UNAUDITED)

                                                              NUMBER         VALUE       DIVIDEND
                                                            OF SHARES      (NOTE 1)       YIELD(a)
                                                            ----------   -------------   --------
EQUITIES                                         149.26%
  COMMON STOCK                                   112.93%
    DIVERSIFIED                                   14.42%
        Colonial Properties Trust........................     557,300    $  19,611,387     7.56%
        Crescent Real Estate Equities Co. ...............   1,396,200       23,190,882     9.03
        iStar Financial..................................     239,400        8,738,100     7.26
        Vornado Realty Trust.............................     780,543       34,031,675     6.24
                                                                         -------------
                                                                            85,572,044
                                                                         -------------
    HEALTH CARE                                   16.62%
        Health Care Property Investors...................     575,200       24,359,720     7.84
        Health Care REIT.................................     969,625       29,573,563     7.67
        Nationwide Health Properties.....................   1,205,300       19,200,429     9.29
        Ventas...........................................   1,686,200       25,545,930     7.06
                                                                         -------------
                                                                            98,679,642
                                                                         -------------
    INDUSTRIAL                                     3.99%
        First Industrial Realty Trust....................     465,600       14,712,960     8.67
        Keystone Property Trust..........................     484,900        8,975,499     7.02
                                                                         -------------
                                                                            23,688,459
                                                                         -------------
    OFFICE                                        36.18%
        Arden Realty.....................................     826,800       21,455,460     7.78
        Brandywine Realty Trust..........................   1,140,900       28,088,958     7.15
        CarrAmerica Realty Corp..........................     942,600       26,213,706     7.19
        Equity Office Properties Trust...................   1,602,200       43,275,422     7.40
        Highwoods Properties.............................     980,100       21,856,230     7.62
        Mack-Cali Realty Corp............................   1,021,800       37,173,084     6.93
        Maguire Properties...............................     349,800        6,733,650     8.31
        Prentiss Properties Trust........................   1,000,200       29,995,998     7.47
                                                                         -------------
                                                                           214,792,508
                                                                         -------------
    OFFICE/INDUSTRIAL                              8.92%
        Kilroy Realty Corp. .............................     142,600        3,921,500     7.20
        Liberty Property Trust...........................   1,009,200       34,918,320     6.94
        Reckson Associates Realty Corp. -- Class B.......     663,800       14,138,940    12.16
                                                                         -------------
                                                                            52,978,760
                                                                         -------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

                See accompanying notes to financial statements.
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                                       5

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                              NUMBER         VALUE       DIVIDEND
                                                            OF SHARES      (NOTE 1)       YIELD
                                                            ----------   -------------   --------
    RESIDENTIAL -- APARTMENT                      13.27%
        Archstone-Smith Trust............................     754,100    $  18,098,400     7.13%
        AvalonBay Communities............................     373,200       15,913,248     6.57
        Camden Property Trust............................     315,600       11,030,220     7.27
        Gables Residential Trust.........................     586,900       17,741,987     7.97
        Home Properties of New York......................     361,600       12,742,784     6.92
        Mid-America Apartment Communities................       1,500           40,515     8.66
        Post Properties..................................     120,100        3,182,650     6.79
                                                                         -------------
                                                                            78,749,804
                                                                         -------------
    SELF STORAGE                                   0.08%
        Sovran Self Storage..............................      15,000          472,500     7.62
                                                                         -------------
    SHOPPING CENTER                               19.45%
      COMMUNITY CENTER                             7.11%
        Federal Realty Investment Trust..................     219,300        7,017,600     6.06
        Heritage Property Investment Trust...............     253,500        6,864,780     7.75
        Kramont Realty Trust.............................   1,293,300       21,339,450     7.88
        Urstadt Biddle Properties -- Class A.............     544,000        6,995,840     6.53
                                                                         -------------
                                                                            42,217,670
                                                                         -------------
      REGIONAL MALL                               12.34%
        Glimcher Realty Trust............................     507,200       11,361,280     8.57
        Macerich Co. ....................................     949,657       33,361,450     6.49
        Mills Corp. .....................................     849,200       28,490,660     6.74
                                                                         -------------
                                                                            73,213,390
                                                                         -------------
        TOTAL SHOPPING CENTER............................                  115,431,060
                                                                         -------------
             TOTAL COMMON STOCK (Identified
               cost -- $635,842,573).....................                  670,364,777
                                                                         -------------
  PREFERRED STOCK                                 36.33%
    DIVERSIFIED                                    7.25%
        Colonial Properties Trust, 8.125%, Series D......      64,900        1,699,731     7.75
        Crescent Real Estate Equities Co., 6.75%, Series
           A (Convertible)(a)............................   1,827,100       39,830,780     7.75
        Newcastle Investment Corp., 9.75%, Series B......      56,000        1,523,200     8.97
                                                                         -------------
                                                                            43,053,711
                                                                         -------------
    HEALTH CARE                                    0.04%
        Health Care Property Investors, 8.70%, Series
           B.............................................      10,000          253,200     8.61
                                                                         -------------

-------------------
(a) 410,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

                See accompanying notes to financial statements.
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                                       6

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                              NUMBER         VALUE       DIVIDEND
                                                            OF SHARES      (NOTE 1)       YIELD
                                                            ----------   -------------   --------
    HOTEL                                          7.42%
        FelCor Lodging Trust, 9.00%, Series B............     652,500    $  14,407,200    10.19%
        Innkeepers USA Trust, 8.625%, Series A...........      80,300        2,027,575     8.55
        LaSalle Hotel Properties, 10.25%, Series A(b)....   1,000,000       27,600,000     9.28
                                                                         -------------
                                                                            44,034,775
                                                                         -------------
    INDUSTRIAL                                     0.35%
        Keystone Property Trust, 9.125%, Series D........      75,000        2,081,250     8.22
                                                                         -------------
    OFFICE                                         2.96%
        CarrAmerica Realty Corp., 8.55%, Series C........      46,600        1,182,242     8.44
        HRPT Properties Trust, 8.75%, Series B...........     120,000        3,306,000     7.95
        Highwoods Properties, 8.625%, Series A...........      13,195       13,087,791     8.70
                                                                         -------------
                                                                            17,576,033
                                                                         -------------
    OFFICE/INDUSTRIAL                              0.10%
        PS Business Parks, 9.25%, Series A...............      10,800          280,152     8.91
        PS Business Parks, 8.75%, Series F...............       4,100          110,905     8.10
        ProLogis, 8.54%, Series C........................       4,000          219,000     7.80
                                                                         -------------
                                                                               610,057
                                                                         -------------
    RESIDENTIAL -- APARTMENT                       5.43%
        Apartment Investment & Management Co., 8.75%,
           Series D......................................       8,600          216,634     8.69
        Apartment Investment & Management Co., 10.00%,
           Series R......................................     950,000       25,887,500     9.17
        Home Properties of New York, 9.00%, Series F.....     196,000        5,546,800     7.95
        Mid-America Apartment Communities, 8.875%,
           Series B......................................      21,800          550,450     8.79
                                                                         -------------
                                                                            32,201,384
                                                                         -------------
    SHOPPING CENTER                               12.78%
      COMMUNITY CENTER                             6.63%
        Commercial Net Lease Realty, 9.00%, Series A.....      25,000          688,000     8.23
        Developers Diversified Realty Corp., 8.60%,
           Series F......................................   1,039,400       27,918,284     8.00
        Federal Realty Investment Trust, 8.50%,
           Series B......................................     310,300        8,440,160     7.83
        Urstadt Biddle Properties, 8.50%, Series C,
           144A(c).......................................      24,000        2,339,640     8.72
                                                                         -------------
                                                                            39,386,084
                                                                         -------------
      OUTLET CENTER                                0.13%
        Chelsea Property Group, 8.375%, Series A.........      14,000          756,000     7.76
                                                                         -------------

-------------------
(b) 157,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

(c) As of June 30, 2003, this security is subject to Rule 144A and is pending registration with the Securities and Exchange Commission. The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
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                                       7

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                              NUMBER         VALUE       DIVIDEND
                                                            OF SHARES      (NOTE 1)       YIELD
                                                            ----------   -------------   --------
      REGIONAL MALL                                6.02%
        CBL & Associates Properties, 8.75%, Series B(a)..     430,000    $  23,585,500     7.99%
        Mills Corp., 9.00%, Series B.....................      55,300        1,520,750     8.18
        Mills Corp., 9.00%, Series C.....................     159,600        4,389,000     8.18
        Mills Corp., 8.75%, Series E.....................      84,000        2,221,800     8.28
        Simon Property Group, 8.75%, Series F............      30,000          820,200     8.05
        Taubman Centers, 8.30%, Series A.................     127,600        3,209,140     8.27
                                                                         -------------
                                                                            35,746,390
                                                                         -------------
        TOTAL SHOPPING CENTER............................                   75,888,474
                                                                         -------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $198,556,553).....................                  215,698,884
                                                                         -------------
             TOTAL EQUITIES (Identified
               cost -- $834,399,126).....................                  886,063,661
                                                                         -------------

                                                            PRINCIPAL
                                                              AMOUNT
                                                            ----------
COMMERCIAL PAPER                                   0.17%
      State Street Boston Corp., 1.10%, due 7/1/03
        (Identified cost -- $988,000)....................   $ 988,000          988,000
                                                                         -------------
SHORT TERM -- U.S. GOVERNMENT                      0.17%
      United States Treasury Bill, 0.75%, due 7/3/03
        (Identified cost -- $999,959)....................   1,000,000          999,958
                                                                         -------------
TOTAL INVESTMENTS (Identified
  cost -- $836,387,085).......................... 149.60%                  888,051,619
LIABILITIES IN EXCESS OF OTHER ASSETS............ (2.43)%                  (14,432,053)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES:
  SERIES T, SERIES W, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share based on
  2,800 shares outstanding for each class)...... (47.17)%                 (280,000,000)
                                                                         -------------
NET ASSETS -- COMMON STOCK (Equivalent to
  $15.28 per share based on 38,856,074
  shares of capital stock outstanding)........... 100.00%                $ 593,619,566
                                                                         -------------
                                                                         -------------

-------------------
(a) 158,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

                See accompanying notes to financial statements.
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                                       8

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2003 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $836,387,085) (Note 1)........................  $888,051,619
    Cash....................................................           711
    Dividends receivable....................................     5,132,411
    Receivable for investment securities sold...............     2,697,591
    Other assets............................................        60,490
                                                              ------------
         Total Assets.......................................   895,942,822
                                                              ------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................    21,505,922
    Payable to investment manager...........................       376,029
    Payable for investment securities purchased.............       198,728
    Payable for dividends declared on preferred shares......       116,144
    Other liabilities.......................................       126,433
                                                              ------------
         Total Liabilities..................................    22,323,256
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1
      and 5)................................................    70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1
      and 5)................................................    70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1
      and 5)................................................    70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1
      and 5)................................................    70,000,000
                                                              ------------
                                                               280,000,000
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $593,619,566
                                                              ------------
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,856,074 shares
    issued and outstanding) (Notes 1 and 5).................  $552,251,499
    Undistributed net investment income.....................     3,743,166
    Accumulated net realized gain on investments............     7,466,289
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap
      transactions..........................................    30,158,612
                                                              ------------
                                                              $593,619,566
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($593,619,566 [div] 38,856,074 shares outstanding)......  $      15.28
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      15.57
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE....          1.90%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 33,489,741
    Interest income.........................................        68,167
                                                              ------------
         Total Income.......................................    33,557,908
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     3,382,600
    Auction agent fees......................................       364,689
    Administration fees (Note 2)............................       161,152
    Reports to shareholders.................................       154,981
    Professional fees.......................................        53,196
    Custodian fees and expenses.............................        39,316
    Directors' fees and expenses (Note 2)...................        20,143
    Transfer agent fees and expenses........................        11,371
    Miscellaneous...........................................        52,770
                                                              ------------
         Total Expenses.....................................     4,240,218
    Reduction of Expenses (Note 2)..........................    (1,273,450)
                                                              ------------
         Net Expenses.......................................     2,966,768
                                                              ------------
Net Investment Income.......................................    30,591,140
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments (Note
  1):
    Net realized gain on investments........................     2,226,191
    Net realized loss on interest rate swap transactions....    (3,906,936)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................    79,159,442
    Net change in unrealized depreciation on interest rate
       swap transactions....................................    (2,592,168)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................    74,886,529
                                                              ------------
Net Increase Resulting from Operations......................   105,477,669
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (1,865,612)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $103,612,057
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                          FOR THE PERIOD
                                                        FOR THE SIX     FEBRUARY 28, 2002(a)
                                                       MONTHS ENDED          THROUGH
                                                       JUNE 30, 2003    DECEMBER 31, 2002
                                                       -------------    -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income.......................  $ 30,591,140        $ 47,448,931 (b)
         Net realized loss on investments and
           interest rate swap transactions...........    (1,680,745)         (6,922,341)(b)
         Net change in unrealized
           appreciation/(depreciation) on investments
           and interest rate swap transactions.......    76,567,274         (46,408,662)(b)
                                                       ------------        ------------
             Net increase/(decrease) resulting from
                operations...........................   105,477,669          (5,882,072)
                                                       ------------        ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
         Net investment income.......................    (1,865,612)         (3,509,955)
         Net realized gain on investments............            --            (434,405)
                                                       ------------        ------------
             Total dividends and distributions to
                preferred shareholders...............    (1,865,612)         (3,944,360)
                                                       ------------        ------------
             Net increase/(decrease) in net assets
                from operations applicable to common
                shares...............................   103,612,057          (9,826,432)
                                                       ------------        ------------
    Less Dividends and Distributions to Common
      Shareholders from:
         Net investment income.......................   (24,982,362)        (24,413,662)
         Net realized gain on investments............            --          (3,021,534)
         Tax return of capital.......................            --          (8,942,086)
                                                       ------------        ------------
             Total dividends and distributions to
                common shareholders..................   (24,982,362)        (36,377,282)
                                                       ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
           transactions..............................            --         557,997,269
         Increase in net assets from shares issued to
           common shareholders for reinvestment of
           dividends.................................     3,038,015           3,417,272
         Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares..............            --          (3,360,947)
                                                       ------------        ------------
             Net increase in net assets from capital
                stock transactions...................     3,038,015         558,053,594
                                                       ------------        ------------
             Total increase in net assets applicable
                to common shares.....................    81,667,710         511,849,880
    Net Assets Applicable to Common Shares:
         Beginning of period.........................   511,951,856             101,976
                                                       ------------        ------------
         End of period...............................  $593,619,566        $511,951,856
                                                       ------------        ------------
                                                       ------------        ------------

-------------------
(a) Commencement of operations.
(b) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                FOR THE PERIOD
                                                               FOR THE SIX    FEBRUARY 28, 2002(a)
                                                              MONTHS ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2003   DECEMBER 31, 2002
--------------------------------                              -------------   -----------------
Net asset value per common share, beginning of period.......    $  13.25           $  14.57
                                                                --------           --------
Income from investment operations:
    Net investment income...................................        0.80               1.13 (b)
    Net realized and unrealized gain/(loss) on
      investments...........................................        1.93              (1.25)(b)
                                                                --------           --------
        Total income from investment operations.............        2.73              (0.12)
                                                                --------           --------
Less: Dividends and distributions to preferred shareholders
  from:
    Net investment income...................................       (0.05)             (0.09)
    Net realized gain on investments........................          --              (0.01)
                                                                --------           --------
        Total dividends and distributions to preferred
          shareholders......................................       (0.05)             (0.10)
                                                                --------           --------
        Total from investment operations applicable to
          common shares.....................................        2.68              (0.22)
                                                                --------           --------
Less: Offering and organization costs charged to paid-in
  capital -- common shares..................................          --              (0.03)
  Offering and organization costs charged to paid-in
    capital -- preferred shares.............................          --              (0.09)
    Dilutive effect of common share offering................          --              (0.03)
                                                                --------           --------
        Total offering and organization costs...............          --              (0.15)
                                                                --------           --------
Less Dividends and distributions to common shareholders
  from:
    Net investment income...................................       (0.65)             (0.64)
    Net realized gain on investments........................          --              (0.08)
    Tax return of capital...................................          --              (0.23)
                                                                --------           --------
        Total dividends and distributions to common
          shareholders......................................       (0.65)             (0.95)
                                                                --------           --------
Net increase/(decrease) in net asset value per common
  share.....................................................        2.03              (1.32)
                                                                --------           --------
Net asset value, per common share, end of period............    $  15.28           $  13.25
                                                                --------           --------
                                                                --------           --------
Market value, per common share, end of period...............    $  15.57           $  13.05
                                                                --------           --------
                                                                --------           --------
-------------------------------------------------------------------------------------------
Net asset value total return(c).............................       20.83%(d)         - 2.73%(d)
                                                                --------           --------
                                                                --------           --------
Market value return(c)......................................       25.01%(d)         - 6.95%(d)
                                                                --------           --------
                                                                --------           --------
-------------------------------------------------------------------------------------------

-------------------
(a) Commencement of operations.
(b) See Note 1.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commission. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                FOR THE PERIOD
                                                               FOR THE SIX    FEBRUARY 28, 2002(a)
                                                              MONTHS ENDED         THROUGH
                                                              JUNE 30, 2003   DECEMBER 31, 2002
                                                              -------------   -----------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period (in
  millions).................................................    $  593.6           $  512.0
                                                                --------           --------
                                                                --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares
  (before expense reduction)................................        1.64%(d)           1.52%(c)(d)
                                                                --------           --------
                                                                --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares
  (net of expense reduction)................................        1.15%(d)           1.05%(c)(d)
                                                                --------           --------
                                                                --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)....       11.32%(d)          10.02%(c)(d)
                                                                --------           --------
                                                                --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)....       11.81%(d)          10.49%(c)(d)
                                                                --------           --------
                                                                --------           --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b).....................................        1.07%(d)           1.04%(c)(d)
                                                                --------           --------
                                                                --------           --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b).....................................        0.75%(d)           0.72%(c)(d)
                                                                --------           --------
                                                                --------           --------
Portfolio turnover rate.....................................       14.16%(e)          12.37%(e)
                                                                --------           --------
                                                                --------           --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).................    $280,000           $280,000
                                                                --------           --------
                                                                --------           --------
Total shares outstanding (in 000's).........................          11                 11
                                                                --------           --------
                                                                --------           --------
Asset coverage per share....................................    $ 78,002           $ 70,710
                                                                --------           --------
                                                                --------           --------
Liquidation preference per share............................    $ 25,000           $ 25,000
                                                                --------           --------
                                                                --------           --------
Average market value per share(f)...........................    $ 25,000           $ 25,000
                                                                --------           --------
                                                                --------           --------

-------------------
(a) Commencement of operations.
(b) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.
(c) See Note 1.
(d) Annualized.
(e) Not annualized.
(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund had no operations until February 15, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). In addition, on February 27, 2002, the investment manager made a capital contribution of $1,701 to the fund. Investment operations commenced on February 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the leverage created by the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Revision of Financial Information: As required, effective January 1, 2003, the fund has adopted the requirements of EITF Issue 02-3, Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities, which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses on the fund's statement of operations. The fund has reclassified amounts previously reported as interest expense on interest rate swap transactions, thereby revising certain amounts in the Statement of Changes in Net Assets and the Financial Highlights. For the period ended December 31, 2002, net investment income was increased by $5,029,510 ($0.13 per share), and net realized loss on investments and interest rate swap transactions and net change in unrealized depreciation on investments and interest rate swap transactions were increased by $4,563,379 and $466,131, respectively (a total of $0.13 per share).

    Additionally, the ratios of net investment income to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) increased 1.11% for the period ended December 31, 2002, the ratios of expenses to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) decreased 1.11% for the period ended December 31, 2002, and the ratios of expenses to average daily managed assets (before expense reduction and net of expense reduction) decreased 0.75% for the period ended December 31, 2002. The reclassifications had no effect on net assets or the net increase in net assets from operations applicable to common shares.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ form generally accepted accounting principals.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series W preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended June 30, 2003, the fund incurred investment management fees of $3,382,600.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the fund's

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

expenses and increase its total return. For the six months ended June 30, 2003, the investment manager waived management fees of $1,273,450.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2003, the fund incurred $79,590 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the six months ended June 30, 2003, fees and related expenses accrued for nonaffiliated directors totaled $20,143.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2003, totaled $118,520,943 and $113,017,848, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

     Aggregate cost....................................  $836,387,085
                                                         ------------
                                                         ------------
     Gross unrealized appreciation.....................  $ 69,804,083
     Gross unrealized depreciation.....................   (18,139,549)
                                                         ------------
     Net unrealized appreciation on investments........    51,664,534
     Net unrealized depreciation on interest rate swap
       transactions....................................   (21,505,922)
                                                         ------------
     Net unrealized depreciation.......................  $ 30,158,612
                                                         ------------
                                                         ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

NOTE 5. CAPITAL STOCK

    During the six months ended June 30, 2003, the fund issued 219,752 shares of common stock for the reinvestment of dividends.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    On February 28, 2002, the fund completed the initial public offering of 34,000,000 shares of common stock. Proceeds paid to the fund amounted to $494,292,000 after deduction of underwriting commissions and offering expenses of $15,708,000.

    On March 8, 2002, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $29,076,000 after deduction of underwriting commissions and offering expenses of $924,000.

    On March 21, 2002, the fund's underwriters exercised an option to purchase an additional 1,700,000 shares. Proceeds paid to the fund amounted to $24,714,600 after deduction of underwriting commissions and offering expenses of $785,400.

    On April 8, 2002, the fund's underwriters exercised an option to purchase an additional 681,983 shares. Proceeds paid to the fund amounted to $9,914,669 after deduction of underwriting commissions and offering expenses of $315,076.

    During the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund issued 247,339 shares of common stock for the reinvestment of dividends.

    On April 4, 2002, the fund issued 2,800 taxable auction market preferred shares, Series T (par value $0.001), 2,800 taxable auction market preferred shares, Series W (par value $0.001), 2,800 taxable auction market preferred shares, Series TH (par value $0.001), and 2,800 taxable auction market preferred shares, Series F (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $276,639,053 after deduction of underwriting commissions and offering expenses of $3,360,947. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products and UBS Warburg. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at June 30, 2003 are as follows:

                                NOTIONAL                     FLOATING RATE(a)                        UNREALIZED
        COUNTERPARTY             AMOUNT      FIXED RATE     (RESET MONTHLY)      TERMINATION DATE   DEPRECIATION
        ------------             ------      ----------     ---------------      ----------------   ------------
Merrill Lynch Derivative
  Products                     $46,000,000     4.560%            1.319%            April 5, 2005    $ (2,631,642)
Merrill Lynch Derivative
  Products                     $46,000,000     5.210%            1.319%            April 5, 2007      (5,058,734)
Merrill Lynch Derivative
  Products                     $46,000,000     5.580%            1.319%            April 5, 2009      (6,637,327)
UBS Warburg                    $24,000,000     4.450%            1.180%           April 15, 2005      (1,318,560)
UBS Warburg                    $24,000,000     5.120%            1.180%           April 15, 2007      (2,540,320)
UBS Warburg                    $24,000,000     5.495%            1.180%           April 15, 2009      (3,319,339)
                                                                                                    ------------
                                                                                                    $(21,505,922)
                                                                                                    ------------
                                                                                                    ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS (a)
                   (PERIODS ENDED JUNE 30, 2003) (UNAUDITED)

                                         SINCE INCEPTION
                     ONE YEAR               (8/30/02)
                     --------               ---------
                       8.91%                  15.05%

    -----------------------------------------------------------------
                             REINVESTMENT PLAN
       We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
    -----------------------------------------------------------------


    -----------------------------------------------------------------
       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
       purchase, from time to time, shares of its common stock in the open market.
    -----------------------------------------------------------------


-------------------
(a) Based on net asset value.

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                                       20

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                 PROXY RESULTS

    Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2003. The description of each proposal and number of shares voted are as follows:

Common Shares

-----------------------------------------------------------------------------------------
                                                        SHARES VOTED      SHARES VOTED
                                                            FOR        AUTHORITY WITHHELD
-----------------------------------------------------------------------------------------
1. To elect Directors
   Gregory C. Clark...................................   37,661,811         418,769
   Bonnie Cohen.......................................   37,646,479         434,101
   George Grossman....................................   37,662,805         417,775
   Richard J. Norman..................................   37,662,236         418,343
   Robert H. Steers...................................   37,625,497         455,083
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                 SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                     FOR         AGAINST        ABSTAIN
-----------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as the
   fund's independent accountants..............   37,465,589      261,593        353,398
-----------------------------------------------------------------------------------------

Preferred Shares

-----------------------------------------------------------------------------------------
                                                        SHARES VOTED   SHARES VOTED
                                                           FOR         AUTHORITY WITHHELD
-----------------------------------------------------------------------------------------
1. To elect Directors
   Martin Cohen.......................................       7,272                4
   Willard H. Smith Jr................................       7,272                4
-----------------------------------------------------------------------------------------

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                                       21

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.


       ------------------------------------------------------------------
                                 PRIVACY POLICY

          The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

          The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

          The fund does not disclose any personal information about
          its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business
          operations. These organizations will use this information
          only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the
          information.
       ------------------------------------------------------------------


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                                       22

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

         FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

              COHEN & STEERS                                     COHEN & STEERS
            EQUITY INCOME FUND                                    REALTY SHARES

IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
A, B, C AND I SHARES AVAILABLE                      REITS
SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


        FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

              COHEN & STEERS                                     COHEN & STEERS
           SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY SHARES

IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                    HIGHER MINIMUM PURCHASE REQUIRED
                                                    SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       23

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director

 George Grossman                       TRANSFER AGENT -- COMMON SHARES
 Director                              Equiserve Trust Company
                                       150 Royall Street
 Richard J. Norman                     Canton, MA 02021
 Director                              (800) 426-5523

 Willard H. Smith Jr.                  TRANSFER AGENT -- PREFERRED SHARES
 Director                              The Bank of New York
                                       100 Church Street
 Greg E. Brooks                        New York, NY 10007
 Vice president

 Adam Derechin                         LEGAL COUNSEL
 Vice president and assistant          Simpson Thacher & Bartlett
 treasurer                             425 Lexington Avenue
                                       New York, NY 10017
 Lawrence B. Stoller
 Assistant secretary
                                       New York Stock Exchange Symbol: RQI

                                       Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       24

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



      COHEN & STEERS
--------------------------
QUALITY INCOME REALTY FUND

    SEMIANNUAL REPORT
      JUNE 30, 2003


                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................ 'SS'
The division sign shall be expressed as.................................[div]